UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  June 7, 2023

INTERDIGITAL, INC.
(Exact name of Registrant as Specified in Charter)

Pennsylvania	1-33579	82-4936666
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Bellevue Parkway, Suite 300
Wilmington, DE 19809-3727
(Address of principal executive offices, Zip code)

302-281-3600
Registrant's telephone number, including area code

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IDCC	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 7, 2023, InterDigital, Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”). The matters voted on at the 2023 Annual Meeting and the voting results for each matter are set forth below.

(i)
The following individuals were elected as directors of the Company to serve a one-year term until the Company’s annual meeting of shareholders in 2024 and until his or her successor is elected and qualified as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes

Derek Aberle	19,451,060	440,505	35,771	3,182,679
Samir Armaly	19,463,528	430,113	33,695	3,182,679
Lawrence (Liren) Chen	19,617,323	276,357	33,656	3,182,679
Joan H. Gillman	19,428,867	475,898	22,571	3,182,679
S. Douglas Hutcheson	19,389,926	503,924	33,486	3,182,679
John A. Kritzmacher	18,855,753	1,035,995	35,588	3,182,679
Pierre-Yves Lesaicherre	19,621,570	272,079	33,687	3,182,679
John D. Markley, Jr.	17,220,580	2,671,416	35,340	3,182,679
Jean F. Rankin	18,924,648	981,408	21,280	3,182,679

(ii)	Shareholders passed an advisory resolution to approve the Company’s executive compensation as reported in the Company’s 2023 proxy statement as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

19,429,622	452,578	45,136	3,182,679

(iii)	Shareholders voted on the advisory resolution of the frequency of future advisory votes on executive compensation as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes

18,271,528	95,247	1,504,594	55,967	3,182,679

Based on these results, and consistent with the Board's recommendation, the Board has determined that the Company will hold an advisory vote on executive compensation every year until the next advisory vote on the frequency of future advisory votes on executive compensation.

(iv)	Shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 as follows:

Votes For	Votes Against	Abstentions

22,818,784	256,104	35,127

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERDIGITAL, INC.

By: /s/ Joshua D. Schmidt
Joshua D. Schmidt
Chief Legal Officer and Corporate Secretary

Date: June 9, 2023